Exhibit 10.5

FORM OF
AMENDMENT TO NON-QUALIFIED STOCK
OPTION AGREEMENTS AND
STOCK APPRECIATION RIGHTS AGREEMENTS

WHEREAS, Ralcorp Holdings, Inc. (“Company”), granted certain Non-Qualified Stock Options and Stock Appreciation Rights (collectively “the Awards”) to purchase shares of its $.01 par value Common Stock (“Common Stock”) pursuant to:

1.	Ralcorp Holdings, Inc. Incentive Stock Plan (“Plan”);

2.	Ralcorp Holdings, Inc. Amended and Restated 2002 Incentive Stock Plan (“2002 Plan”);

3.	Ralcorp Holdings, Inc. 2007 Incentive Stock Plan (“2007 Plan”); and

WHEREAS, the Company and [ ] (“Award Recipient”) desire to amend the agreements for each Award received by Award Recipient in certain respects to reflect compliance with the provisions of Section 409A of the Internal Revenue Code of 1986, as amended (“Code”); and

WHEREAS, the Board of Directors of the Company has amended the Plan, the 2002 Plan and the 2007 Plan in certain respects to reflect compliance with the provisions of Section 409A of the Code; and

WHEREAS, the Company and the Award Recipient desire that the terms of the Plan, the 2002 Plan and the 2007 Plan, as amended and attached hereto as Exhibits A, B and C, apply to the terms of the Awards granted to Award Recipient as listed in Exhibit D attached hereto.

NOW, THEREFORE, the agreements for Award Recipient’s underlying Awards as listed in Exhibit D are hereby amended effective October 1, 2008 as follows:

September 23, 1999 and February 26, 2001 Non-Qualified Stock Option Agreements:

1.           The second sentence of Section 1 is deleted and replaced with the following:

This Option remains exercisable through 10 years from date of grant, unless Optionee is no longer employed by the Company or such other event as specified in paragraph 2 occurs, which in either case the Option is exercisable only if permitted by, and in accordance with, the provisions of paragraph 2 below.

2.           Section 2.e. is deleted and replaced with the following:

e.	Occurrence of a Change in Control (exercisable upon an occurrence of a Change in Control and for six months following the Change in Control).

3.           The third sentence of Section 3 of the Agreement is revised to add the following language to the end thereof:

or until the option terminates under paragraph 1, whichever occurs first.

4.           Section 4 of the Agreement is deleted in its entirety.

5.           The current Section 5.a. of the Agreement is deleted in its entirety, and Section 5 is renumbered as Section 4, and the remaining sections are renumbered accordingly.

6.           The Company and the Optionee agree that the terms of the Plan, as amended and attached hereto, shall apply to the Option in all respects.

January 31, 2002, January 30, 2003, February 5, 2004 and February 2, 2005 Non-Qualified Stock Option Agreements:

1.           The second sentence of Section 1 is deleted and replaced with the following:

This Option remains exercisable through 10 years from the date of grant, unless Optionee is no longer employed by the Company or such other event as specified in paragraph 2 occurs, which in either case the Option is exercisable only if permitted by, and in accordance with, the provisions of paragraph 2 below.

2.           Section 2.e. is deleted and replaced with the following:

e.	Occurrence of a Change in Control (exercisable upon an occurrence of a Change in Control and for six months following the Change in Control).

3.           The second sentence of the last paragraph of Section 3 of the Agreement is revised to add the following language to the end thereof:

or until the option terminates under paragraph 1, whichever occurs first.

4.           The third sentence of the last paragraph of Section 3 of the Agreement is deleted and replaced with the following:

Therefore, any exercisable portion of this Option that is not exercised within such seven day period (or such shorter period to the extent determined by the Company in accordance with the foregoing sentence) will be forfeited and may not be exercised.

5.           Section 4 of the Agreement is deleted in its entirety.

6.           The current Section 5.a. of the Agreement is deleted in its entirety, and Section 5 is renumbered as Section 4, and the remaining sections are renumbered accordingly.

7.           The Company and the Optionee agree that the terms of the 2002 Plan, as amended and attached hereto, shall apply to the Option in all respects.

September 29, 2005, September 28, 2006 and September 27, 2007 Stock Appreciation Rights Agreements:

1.           The last sentence of Section 1 of the Agreement is deleted and replaced with the following:

In lieu of fractional shares, the amount to be paid upon exercise shall be rounded down to the nearest whole number of shares.

2.           The second sentence of Section 2 of the Agreement is deleted and replaced with the following:

The SARs remain exercisable through 10 years from the date of grant, unless the SAR Holder is no longer employed by the Company or such other event as specified in paragraph 3 occurs, which in either case the SARs are exercisable only if permitted by, and in accordance with, the provisions of paragraph 3 below.

3.           Section 3.e. is deleted and replaced with the following:

e.           Occurrence of a Change in Control (exercisable upon an occurrence of a Change in Control and for six months following the Change in Control).

4.           The second sentence of the last paragraph of Section 4 of the Agreement is revised to add the following language to the end thereof:

or until the option terminates under paragraph 1, whichever occurs first.

5.           The third sentence of the last paragraph of Section 4 of the Agreement is deleted and replaced with the following:

Therefore, any exercisable portion of the SARs that is not exercised within such seven-day period (or such shorter period to the extent determined by the Company in accordance with the foregoing sentence) will be forfeited and may not be exercised.

6.           Section 5 of the Agreement is deleted in its entirety.

7.           The current Section 6.a. of the Agreement is deleted in its entirety, and Section 6 is renumbered as Section 5, and the remaining sections are renumbered accordingly.

8.           The Company and the SAR Holder agree that the terms of the 2002 Plan and 2007 Plan, as amended and attached hereto, shall apply to the Agreement in all respects (except to the extent otherwise specifically stated in the Agreement).

ACKNOWLEDGED AND ACCEPTED:                                                                                                RALCORP HOLDINGS, INC.

______________________________                                                                                     By:________________________
[ ], Award Recipient                                                                                                                              C. G. Huber, Jr., Secretary

Date: ________________________